Exhibit 10.1

WARRANT EXERCISE AND EXCHANGE AGREEMENT

This Warrant Exercise and Exchange Agreement (this “Agreement”), dated as of November __, 2018, is by and between DelMar Pharmaceuticals, Inc. (the “Company”), and the undersigned holder (the “Holder”) of warrants to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), issued by the Company, which warrant is exercisable until September 22, 2022 at an exercise price (the “Exercise Price”) of $1.25 per share (the “Warrant”).

WHEREAS, the Holder’s Warrant is exercisable into a number of shares of Common Stock as set forth on such Holder’s signature page hereto (the “Warrant Shares”);

WHEREAS, the Warrants held by all holders are exercisable into 7,750,000 Warrant Shares of which the Company agrees to allow the Holder to exercise its pro-rata share of 3,500,000 Warrant Shares pursuant to the terms of this Agreement (the “Maximum Exercise Amount”), which Maximum Exercise Amount is set forth on Annex A attached hereto.

WHEREAS, subject to the Maximum Exercise Amount, the Holder wishes to either exercise such Warrant in full or in part and, if in part, to exchange the balance of such Warrant for shares of Common Stock such that such Warrant is no longer outstanding;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Holder and the Company agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. Capitalized terms not defined in this Agreement shall have the meanings ascribed to such terms in the Securities Purchase Agreement dated September 20, 2017 between the Company and the other parties named therein (the “Purchase Agreement”).

ARTICLE II

EXERCISE OF EXISTING WARRANTS

Section 2.1 Exercise of Warrants. Subject to the conditions in Section 2.3 below, the Company and the Holder hereby agree that the Holder shall exercise the number of Warrants, subject to the Maximum Exercise Amount, as set forth on the Holder’s signature page attached hereto, at a reduced Exercise Price per share of $0.40, for aggregate cash proceeds to the Company in the amount set forth on the Holder’s signature page hereto, otherwise pursuant to the terms of the Warrants. Holder shall execute and deliver the aggregate cash exercise price for such Warrants to the bank account set forth on the Company’s signature page hereto within two (2) Trading Days after the date hereof and the Company shall deliver the Warrant Shares to the Holder via the Depository Trust Company Deposit or Withdrawal at Custodian system pursuant to the instructions set forth on the Holder’s signature page hereto. The date of the closing of the exercise of the Warrants (the “Closing”) and the Warrants pursuant to the Other Agreements shall be referred to as the “Closing Date”. Notwithstanding anything herein to the contrary, (i) if on the Closing Date, the aggregate number of Warrants exercised pursuant to this Agreement and agreements with any other holders (“Other Holders” and together with the Holder, the “Warrant Holders”) of Warrants (“Other Agreements”) is less than the Maximum Exercise Amount, then, assuming the Holder exercised its respective Maximum Exercise Amount as set forth on Annex A attached hereto, the Holder shall have the right to increase the amount exercised hereunder ratably with any Other Holders that have elected to exercise their respective Maximum Exercise Amounts until the Maximum Exercise Amount, in the aggregate, is achieved. Additionally, by indicating on the Holder’s signature page hereto, the Holder can elect to increase the Beneficial Ownership Maximum to 9.9% for purposes of this Agreement.

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Section 2.2 Exchange of Shares. To the extent that Warrants are not exercised pursuant to Section 2.1, and provided that the Holder has exercised Warrants to purchase at least 125,000 Warrant Shares pursuant to Section 2.1, the Holder shall exchange the number of Warrants as set forth on the Holder’s signature page attached hereto, for a number of shares of Common Stock (“Shares”) equal to, for every three (3) Warrant Share underlying Warrants being exchanged, one (1) share of Common Stock. The closing of the Warrant exchange and the issuance of the Shares shall occur within 2 Trading Days of the date hereof (the “Warrant Closing Date”) upon which the Company shall deliver to the Holder the Shares to which such Holder is entitled to in connection with the exchange and the Holder shall surrender to the Company the exchanged Warrants. The Shares issued pursuant to this Section 2.2 shall be “restricted securities” pursuant to the Securities Act of 1933, as amended (the “Act”).

Section 2.3 Leak-Outs. The Holder shall have entered into a leak-out agreement, in the form of Exhibit A attached hereto, limiting the resale of the Warrant Shares to a percentage of daily trading volume set forth on the Holder’s signature page attached hereto. The Company shall its commercially reasonable efforts to fully enforce all leak-out agreements entered into by Other Holders pursuant to all Other Agreements and shall not amend, modify or waive any provisions thereunder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Company. The Company hereby makes the representations and warranties set forth below to the Holder that as of the date of its execution of this Agreement:

(a) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Company and no further action is required by such Company, its board of directors or its stockholders in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Registration Statement. The Warrant Shares are registered for issuance to the Holder on the Registration Statement and the Company knows of no reasons why such registration statement shall not remain available for the issuance of such Warrant Shares at the Closing.

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(c) Capitalization. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement. Except as set forth in the Company’s filing with the Securities and Exchange Commission, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents (as defined below) or capital stock of any Subsidiary. The issuance and sale of the Warrant Shares and the Shares will not obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the Holder and the Other Holders) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary.

(d) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

(f) Issuance of Securities. The issuance of the Warrant Shares and the Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement, the Warrant Shares and the Shares shall be validly issued and free from all preemptive or similar rights (except for those which have been validly waived prior to the date hereof), taxes, liens and charges and other encumbrances with respect to the issue thereof.

(g) No General Solicitation. Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Warrant Shares and the Shares.

Section 3.2 Representations and Warranties of the Holder. The Holder hereby makes the representations and warranties set forth below to the Company that as of the date of its execution of this Agreement:

(a) Due Authorization. The Holder represents and warrants that (i) the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on its behalf and (ii) this Agreement has been duly executed and delivered by the Holder and constitutes the valid and binding obligation of the Holder, enforceable against it in accordance with its terms.

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(b) No Conflicts. The execution, delivery and performance of this Agreement by the Holder and the consummation by the Holder of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Holder’s organizational or charter documents, or (ii) conflict with or result in a violation of any agreement, law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority which would interfere with the ability of the Holder to perform its obligations under this Agreement.

(c) Access to Information. The Holder acknowledges that it has had the opportunity to review this Agreement and the Company’s filings with the Commission and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the exercise and exchange of the Warrants and the merits and risks of investing in the Warrant Shares and the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(d) Holder Status. The Holder is an “accredited investor” as defined in Rule 501 under the Act. The Holder understands that the Shares are “restricted securities” and have not been registered under the Act or any applicable state securities law and is acquiring the Shares as principal for its own account and not with a view to, or for distributing or reselling such Shares or any part thereof in violation of the Act or any applicable state securities laws. The Holder is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Legends; Restricted Securities.

(a) The Holder understands that the Shares are not registered under the Act, or the securities laws of any state and, accordingly, each certificate, if any, representing such securities shall bear a legend substantially similar to the following:

“THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

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(b) Certificates evidencing Shares shall not contain any legend (including the legend set forth in Section 2.3(a) hereof), (i) while a registration statement covering the resale of such Common Stock is effective under the Act, (ii) following any sale of such Common Stock pursuant to Rule 144, (iii) if such Common Stock is eligible for sale under Rule 144, (iv) if such Common Stock may be sold under Rule 144, or (v) if such legend is not required under applicable requirements of the Act (including judicial interpretations and pronouncements issued by the staff of the Securities and Exchange Commission (the “Commission”) and such date, the “Delegend Date”)). The Company shall cause its counsel to issue a legal opinion to the transfer agent promptly after the Delegend Date (as defined below) if required by the Company and/or the transfer agent to effect the removal of the legend hereunder, which opinion shall be in form and substance reasonably acceptable to the Holder. The Company agrees that following the Delegend Date or at such time as such legend is no longer required under this Section 2.3(b), it will, no later than two (2) Trading Days following the delivery by a Holder to the Company or the transfer agent of a certificate representing the Common Stock underlying the Shares issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Holder a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section 2.3(b). Certificates for New Shares subject to legend removal hereunder shall be transmitted by the transfer agent to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company System as directed by such Holder. In addition to such Holder’s other available remedies, the Company shall pay to a Holder, in cash, (i) as partial liquidated damages and not as a penalty, for each $1,000 of Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 2.3(b), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend and (ii) if the Company fails to (a) issue and deliver (or cause to be delivered) to a Holder by the Legend Removal Date a certificate representing the Securities so delivered to the Company by such Holder that is free from all restrictive and other legends and (b) if after the Legend Removal Date such Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock that such Holder anticipated receiving from the Company without any restrictive legend, then, an amount equal to the excess of such Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including brokerage commissions and other out-of-pocket expenses, if any) (the “Buy-In Price”) over the product of (A) such number of Shares that the Company was required to deliver to such Holder by the Legend Removal Date multiplied by (B) the lowest closing sale price of the Common Stock on any Trading Day during the period commencing on the date of the delivery by such Holder to the Company of the applicable Shares or Warrant Shares (as the case may be) and ending on the date of such delivery and payment under this clause (ii).

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Section 4.2 Furnishing of Information; Public Information. Until the earlier of (i) the one (1) year anniversary of the Warrant Closing Date and (ii) sale by Holder of the Shares, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

Section 4.3 Registration Rights. On, but not before, the 30th calendar day following the Warrant Closing Date (but not prior thereto), provided that such 30th calendar day is a business day and if not, the next business day, the Company shall use commercially reasonable efforts to file a registration statement on Form S-3 (or other appropriate form if the Company is not then S-3 eligible) providing for the resale by the Holders of the Shares.  The Company shall use commercially reasonable efforts to cause such registration to become effective as soon as possible thereafter, but in no event prior to the 60th day following the Warrant Closing Date, and to keep such registration statement effective at all times until the Holder does not own any Shares.

Section 4.4 Subsequent Equity Sales. From the date hereof until 75 days after the Closing Date set forth in Section 2.1, neither the Company nor any subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents without the prior written consent of the Required Warrant Holders. “Required Warrant Holders” shall mean a majority in interest of the Warrant Holders as of the date hereof based on the amount of Warrants exercised for cash under this Agreement and the Other Agreements. As used herein “Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock. As set used herein “Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, independent contractors, vendors, officers or directors of the Company pursuant to any stock or option or similar plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) securities upon the exercise or exchange of or conversion of any securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, and (c) securities issued pursuant to acquisitions, strategic transactions or a transaction with vendors or other non-affiliated business partners approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities

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Section 4.5 Filing of Form 8-K and Amendment to Registration Statement. Prior to 9:00 am ET on the Trading Day following the date hereof, the Company shall issue a Current Report on Form 8-K, reasonably acceptable to the Holder disclosing the material terms of the transactions contemplated hereby, which shall include this Agreement (the “8-K Filing”) thereby updating the prospectus included therein for the reduction in the exercise price of the Warrants. From and after the issuance of the 8-K Filing, the Company represents to the Holder that it shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Holder or any of its affiliates, on the other hand, shall terminate. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Holder with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of the Holder. To the extent that the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, delivers any material, non-public information to the Holder without such Holder’s consent, the Company hereby covenants and agrees that such Holder shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, such material, non-public information.

Section 4.6 Listing of Common Stock. The Company hereby agrees to use its commercially reasonable efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed, and concurrently with the Closing.

Section 4.7 Equal Treatment. The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any other holder of a Warrant, including without limitation any Other Holder with respect to exercise and/or exchange of the Warrants, including pursuant to any leak-out agreement, is or will be more favorable (or proportionally more favorable) to such Other Holder than those of the Holder and this Agreement. If, and whenever on or after the date hereof, the Company enters into any such agreement regarding a Warrant, then (i) the Company shall provide notice thereof to the Holder promptly following the occurrence thereof and (ii) the terms and conditions of this Agreement shall be, without any further action by the Holder or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such other agreement, provided that upon written notice to the Company at any time the Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement shall apply to the Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Holder. The provisions of this paragraph shall apply similarly and equally to each such agreement regarding a Warrant.

Section 4.8 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be made by email to the email address of Holders set forth on Holder’s signature page attached hereto.

Section 4.9 Survival. All warranties and representations (as of the date such warranties and representations were made) made herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the parties hereto and shall survive the issuance of the Shares. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties; provided however that no party may assign this Agreement or the obligations and rights of such party hereunder without the prior written consent of the other parties hereto.

Section 4.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

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Section 4.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

Section 4.12 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined pursuant to the Governing Law provision of the Warrant.

Section 4.13 Entire Agreement. The Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section 4.14 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

Section 4.15 Fees and Expenses. Unless otherwise agreed to by the Company and the Holder, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution and delivery of this Agreement. Without limiting any other provision of the Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Agreement, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Warrant Shares.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned have executed this Warrant Exercise Agreement as of the date first written above.

COMPANY:

DELMAR PHARMACEUTICALS, INC.

By:
Name:
Title:

Bank Account and Wire Instructions:

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[HOLDER SIGNATURE PAGES TO DMPI

WARRANT EXERCISE AND EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder:

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Address for Notice:

Warrants being exercised:

Aggregate Exercise Price:

Leak-Out Percentage:

Warrants being exchanged:

Shares issuable:

DWAC Instructions:

Instructions for delivery of shares:

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ANNEX A

Pro-rata Allocation of Maximum Exercise Amount

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